UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
_____________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 19, 2005

SEREFEX CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24362	59-2412164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4328 Corporate Square Boulevard Suite C
Naples, Florida 34104
(Address of Principal Executive Offices) (Zip Code)

(239) 262-1610
Registrant's telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Section 5 - Corporate Governance and Management

 Item 5. 02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 19, 2005, the board of directors of Serefex Corporation (the “Company”) appointed Mr. Brian S. Dunn as a director of the Company. Mr. Dunn has been president of the Company since June 2002.

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SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEREFEX CORPORATION (Registrant)

Date: April 21, 2005	By:	/s/ Brian S. Dunn
Brian S. Dunn
President

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